Exhibit 10.2.1

EXECUTION VERSION

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of July 11, 2008 (the “Amendment”) among KANSAS CITY POWER & LIGHT RECEIVABLES COMPANY (the “Seller”), KANSAS CITY POWER & LIGHT COMPANY (the initial collection agent, “Collection Agent”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (the “Agent”) and VICTORY RECEIVABLES CORPORATION (the “Purchaser”) to the RECEIVABLES SALE AGREEMENT, dated as of July 1, 2005, among the parties hereto.

W I T N E S S E T H:

WHEREAS, the Seller, the Collection Agent, the Purchaser and the Agent have heretofore entered into a Receivables Sale Agreement dated as of July 1, 2005, as amended by Amendment No. 1 to the Receivables Sale Agreement dated as of April 2, 2007 (as so amended, modified or supplemented from time to time, the “Agreement”);  and

 WHEREAS, the Seller, the Collection Agent, the Purchaser and the Agent seek to modify the Agreement upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the Seller, the Collection Agent, the Purchaser and the Agent hereto agree as follows:

A G R E E M E N T:

1.           Definitions.  Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in the Agreement.

2.           Amendments.  The Agreement is hereby amended as follows:

A.           The definition of “Termination Date” in Schedule I of the Agreement is hereby amended and restated in its entirety to read as follows:

“Termination Date” means the earliest of (a) the date of the occurrence of a Termination Event described in clause (e) of the definition of Termination Event, (b) the date designated by the Agent to the Seller at any time upon the occurrence of any other Termination Event (c) 20 Business Days following notice of termination delivered from Seller to Agent and (d) July 10, 2009.

B.	The definition of “Special Limit” in Schedule I of the Agreement is hereby deleted in its entirety.

C.	The definition of “Eligible Receivable Balance” in Schedule I of the Agreement is hereby amended and restated in its entirety to read as follows:

“Eligible Receivable Balance” means, at any time, the aggregate outstanding principal balance of all Eligible Receivables less the sum of (i) the portion of the aggregate outstanding principal balance of Eligible Receivables which exceed the Concentration Limit, (ii) the Customer Deposit Amount and (iii) the amount, if any, by which the outstanding balance of Eligible Receivables for which the Originator has not yet issued an invoice exceeds 60% of the outstanding balance of all Eligible Receivables.

             3.           Conditions to Effectiveness.  This Amendment shall be effective as of the date first above written upon satisfaction of the following conditions precedent:

(a)           Execution of Amendment.  The Agent shall have received a counterpart of this Amendment duly executed by the Seller, the Collection Agent and the Purchaser.

(b)           No Defaults.  No Termination Event shall have occurred and be continuing either before or immediately after giving effect to this Amendment.

(c)           Representations and Warranties True.  The representations and warranties of the Seller contained in the Agreement shall be true and correct both as of the date hereof and immediately after giving effect to this Amendment.

4.           Reference to and Effect on the Agreement and the Transaction Documents.

(a)           The Transaction Documents and this Agreement (except as specifically amended herein) is hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.

(b)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to any right, power or remedy of the Agent or the Purchaser under, nor constitute a waiver of or amendment to, any other provision or condition under any Transaction Document other than as specifically contemplated by the Agreement.

5.           Successors and Assigns.   This Amendment shall be binding upon and inure to the benefit of the Seller, the Collection Agent, the Purchaser and the Agent, and their respective successors and assigns.

6.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and both of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart hereof by telecopy or other electronic means shall be deemed to be an original.

7.           Governing Law.  This Amendment shall be governed by, and shall be construed in accordance with, the internal laws of the State of New York (including Section 5-1401-1 of the General Obligations Law), but without regard to any other conflicts of law provisions thereof.

8.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or are given any substantive effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:	KANSAS CITY POWER & LIGHT RECEIVABLES COMPANY

	By:	/s/ James P. Gilligan
	Name:	James P. Gilligan
	Title:	President

COLLECTION AGENT:	KANSAS CITY POWER & LIGHT COMPANY

	By:	/s/ Michael W. Cline
	Name:	Michael W. Cline
	Title:	Treasurer

PURCHASER:	VICTORY RECEIVABLES CORPORATION

	By:	/S/ Franklin P. Collazo
	Name:	Franklin P. Collazo
	Title:	Secretary

Agreed and accepted to by:

AGENT:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

	By:	/s/ Ichinari Matsui
	Name:	Ichinari Matsui
	Title:	SVP & Group Head

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